Exhibit 10.11(a)

AMENDMENT NO. 3

TO

DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT

This Amendment No. 3 (the “Amendment”) to the DEVELOPMENT AND MANUFACTURING SERVICES AGREEMENT is entered into on December 31, 2015 by and between Radius Health Inc., a Delaware corporation, with its principal office at 950 Winter Street, Waltham, MA 02451, United States of America (“RADIUS”) and LONZA Sales Ltd, a Swiss company having an address at Muenchensteinerstrasse 38, CH-4002 Basel, Switzerland (together with its Affiliates, “Manufacturer”) and upon execution will be incorporated into the Development and Manufacturing Services Agreement between RADIUS and Manufacturer dated October 16, 2007 (the “Original Agreement”), as amended to date. Capitalized terms used in this Amendment will have the same meaning as set forth in the Agreement as amended to date.

WHEREAS, RADIUS and Manufacturer are parties to the Agreement; and

WHEREAS, RADIUS and Manufacturer are parties to Amendment No. 1, entered into on May 19, 2011, and Amendment No. 2, entered into on January 30, 2014, to the Agreement (such Amendment No. 1 and Amendment No. 2 together with the Original Agreement, the “Agreement”);

WHEREAS, the Parties are in the process of negotiating a commercial manufacturing services agreement (the “Commercial Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the above premises and the mutual covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.              Amendment to Section 14.1. The Parties hereby agree to extend the term of the Agreement to the earlier of a) the date on which the Commercial Agreement becomes effective, or b) March 31, 2016, unless earlier terminated pursuant to Section 14 of the Agreement. Any further extensions of the term shall be mutually agreed by the Parties.

2.              Pending Work Orders. Any and all Work Orders entered into, or Purchase Orders issued, under and during the term of the Agreement which are still pending at the time the Commercial Agreement becomes effective shall immediately become governed by, and incorporated in and made a part of, such Commercial Agreement.

3.              Ratification. All lawful actions taken by RADIUS and Manufacturer which are consistent with the terms of the Agreement are hereby authorized, approved and ratified, regardless of whether any such actions were taken prior to the date of this Amendment.

4.              Remainder of Agreement. Except as modified by this Amendment, all other terms and provisions of the Agreement shall remain in full force and effect in accordance with their terms.

5.              Entire Agreement. This Amendment and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written between the parties hereto in respect of the subject matter hereof.

6.              Governing Law; Jurisdiction. This Amendment shall be construed, interpreted and enforeced in accordance with the internal substantive laws of the State of New York, without reference to the choice of law doctrine of such state.

7.              Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic transmissions shall be as effective as delivery of an original executed counterpart of this Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives effective as of the date first above written.

LONZA SALES LTD.		RADIUS HEALTH, INC.

By:	/s/ Michael Maskus	By:	/s/ David C. Hanley
Name:	Michael Maskus	Name:	David C. Hanley
Title:	Associate Director	Title:	Executive Director, Technical Operations
Commercial Development

By:	/s/ Cordula Altekrüger	Reviewed By
Name:	Cordula Altekrüger	CA
Title:	Senior Legal Counsel	Legal Dept.